SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 2005

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events

On December 23, 2005, Level 3 Communications, Inc. (the "Company") announced the early participation results of its previously announced private exchange offers for any and all of its 9 1/8% Senior Notes due 2008, 11% Senior Notes due 2008 and 10 1/2% Senior Discount Notes due 2008 in a private placement for cash and a maximum of $1,230,272,000 aggregate principal amount of its new 11.50% Senior Notes due 2010.

A press  release  relating to that  announcement  is attached  hereto as Exhibit
99.1.


Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

99.1 Press  Release  dated  December 23, 2005 of Level 3  Communications,  Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



December 23, 2005                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President